UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

RISE GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650-669 Howe Street
 Vancouver, British Columbia, Canada V6C 0B4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On April 29, 2024, Rise Gold Corp. (the "Corporation") completed the second and final tranche of the non-brokered private placement announced in its April 3, 9 and 19, 2024 news releases (the "Financing"). The Corporation raised a total of US$954,253 in the Financing through the sale of 10,044,765 Units. The Corporation previously announced the first closing of the Financing on April 9, 2024, for a total of US$545,902 through the sale of 5,746,341 units.

In this final tranche, the Corporation raised a total of US$408,350 through the sale of 4,298,424 units (each a "Unit") at a price of US$0.095 per Unit (~CDN$0.128 per Unit), with each Unit comprising one share of common stock (a "Share") and one-half of one share purchase warrant. Each whole warrant (a "Warrant") entitles the holder to acquire one Share at an exercise price of US$0.158 (~CDN$0.21) until April 29, 2027. The Corporation has paid finders fees in accordance with CSE policies of US$1,140 and issued a total of 12,000 finder's warrants, where each finder's warrant entitles the holder to acquire one Share at a price of US$0.158 until April 29, 2026. In connection with the Financing, the Corporation paid a total of US$1,140 in finder's fees and issued a total of 12,000 finder's warrants ("Finder's Warrants"), where each Finder's Warrant entitles the holder to acquire one Share at a price of US$0.158 until April 29, 2026.

The Corporation issued the Units and the Shares and Warrants comprising the Units in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act") for offers and sales outside of the United States and Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder for offers and sales in the United States and to U.S. persons. The Corporation's reliance on Rule 903 was based on the fact that the securities were sold in offshore transactions, we did not engage in any directed selling efforts in the United States in connection with the sale of the securities, and none of the purchasers of those securities was a U.S. person or acquired the securities for the account or benefit of any U.S. person. Reliance on Section 4(a)(2) and Rule 506(b) was based on the fact that each U.S. investor provided us with written representations regarding the investor's investment intent and status as an accredited investor and neither the Corporation nor anyone acting on the Corporation's behalf engaged in any general advertising or general solicitation.

The Corporation issued the Finder's Warrants in reliance on the private offering exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated April 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2024

RISE GOLD CORP.

/s/ Joseph Mullin
Joseph Mullin
Chief Executive Officer